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                                                                  Exhibit 10-139

                         LEXINGTON PRECISION CORPORATION
                          LEXINGTON RUBBER GROUP, INC.
                                767 THIRD AVENUE
                               NEW YORK, NY 10017

                                                         As of November 30, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

Gentlemen:

         Reference is made to the Covenants Supplement to Accounts Financing Agreement [Security Agreement] dated January 11, 1990, as amended (the "LPC Supplement"), by and between Congress Financial Corporation ("Congress") and Lexington Precision Corporation ("LPC") and the Covenants Supplement to Accounts Financing Agreement [Security Agreement] dated January 11, 1990, as amended (the "LRGI Supplement"), by and between Congress and Lexington Rubber Group, Inc. ("LRGI").

         Congress, LPC, and LRGI hereby agree that subparagraph IV (f) of each of the LPC Supplement and the LRGI Supplement is hereby amended by changing the dollar amount of aggregate trade accounts payable that are permitted to be past due more than sixty (60) days from $4,000,000 to $5,000,000 for the period ending June 29, 2001, and to $2,250,000 thereafter.

         By the signatures hereto of their duty authorized officers, the parties hereto mutually covenant, warrant, and agree as set forth herein.

                                                Very truly yours,

                                                LEXINGTON PRECISION CORPORATION

                                                By: Warren Delano
                                                    ----------------------------
                                                    Warren Delano
                                                    President

                                                LEXINGTON RUBBER GROUP, INC.

                                                By: Warren Delano
                                                    ----------------------------
                                                    Warren Delano
                                                    President

AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:    Herbert C. Korn
   ----------------------------
Title: Vice President
      -------------------------